SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                              --------------------



                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 13, 2003


                            VALENCE TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)



        Delaware                     0-20028                   77-0214673
(State of Other Jurisdiction       (Commission                (IRS Employer
    of Incorporation)              File Number)            Identification No.)



                      6504 Bridge Point Parkway, Suite 415
                               Austin, Texas 78730
                    (Address of Principal Executive Offices)


                                 (512) 527-2900
              (Registrant's Telephone Number, Including Area Code)

ITEM  5.       OTHER EVENTS AND REQUIRED FD DISCLOSURE

Reference is made to the press releases of Registrant issued on May 13, 2003, May 14, 2003, May 19, 2003, and May 29, 2003, each of which is incorporated herein by this reference. Copies of the press releases are attached to this Form 8-K as Exhibits 99.1, 99.2, 99.3 and 99.4.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


                (c)   Exhibits.

99.1            Press Release dated May 13, 2003.

                99.2  Press Release dated May 14, 2003.

                99.3  Press Release dated May 19, 2003.

                99.4  Press Release dated May 29, 2003.

                                    SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 30, 2003                                VALENCE TECHNOLOGY, INC.


                                            By:  /s/ Kevin W. Mischnick
                                                 -----------------------------
                                                   Kevin W. Mischnick
                                                   Vice President of Finance

                                  EXHIBIT INDEX


EXHIBITS

99.1    Press Release dated May 13, 2003.
99.2    Press Release dated May 14, 2003.
99.3    Press Release dated May 19, 2003.
99.4    Press Release dated May 29, 2003.